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Exhibit 10(l)

                          SWAP TRANSACTION CONFIRMATION

TO:               Sea Pines Company, Inc.

ATTN:             Steve Birdwell

FAX:              (843) 842-1464

FROM:             Rafeek Ghafur
                  Wachovia Bank, N.A.
                  Derivative Products Services

DATE:             May 4, 2000


The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Wachovia Bank, N.A. ("Wachovia") and Sea Pines Company, Inc. ("Company") on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement (as defined below).

The definitions and provisions contained in the 1991 lSDA Definitions published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms part of, and is subject to the 1992 Master Agreement dated August 29, 1995 as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement will govern this Confirmation except as expressly modified below.

         2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

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                  A.                                                       TRADE DETAILS

                  NOTIONAL AMOUNT:                                         USD 6,000,000.00

                  TRADE DATE:                                              May 4,2000

                  EFFECTIVE DATE:                                          June 1,2000

                  TERMINATION DATE:                                        November 1, 2005, subject to adjustment in
                                                                           accordance with The Modified Following
                                                                           Business Day Convention.
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                  FIXED AMOUNTS:

                                 Fixed Rate Payer:                         the Company

                                                                           The 1st day of each month, commencing July 1,
                                                                           2000 up to and including the Termination Date
                                                                           subject to adjustment in accordance with The
                                                                           Modified

                                 Fixed Rate Payer Payment Dates:           Following Business Day Convention.

                                 Fixed Rate:                               6.58% per annum

                                 Fixed Rate Day Count Fraction:            Actual / 360

                  FLOATING AMOUNTS:

                                 Floating Rate Payer:                      Wachovia

                                                                           The 1st day of each month, commencing July 1,
                                                                           2000 up to and including the Termination Date
                                                                           subject to adjustment in accordance with The
                                                                           Modified

                                 Floating Rate Payer Payment Dates:        Following Business Day Convention.

                                 Floating Rate Option:                     USD-LIBOR-BBA

                                 Designated Maturity                       One Month

                                 Floating Rate for Initial Calculation
                                 Period:                                   To Be Determined

                                 Floating Rate Day Count Fraction:         Actual / 360

                                 Reset Dates:                              The first day of each Calculation Period.

                                 Compounding:                              Not Applicable

                  KNOCK IN/KNOCK OUT PROVISIONS:                           The Floating Amount calculated in
                                                                           respect of any Calculation Period, beginning June
                                                                           1, 2000, shall be equal to the following:

                                                                           If the Floating Rate for a Calculation Period
                                                                           is equal to or greater than the Trigger Rate,
                                                                           the Floating Amount shall be zero for that
                                                                           Calculation Period. If the Floating Rate for
                                                                           a Calculation period is less than the Trigger
                                                                           Rate, the Floating Amount shall be based on
                                                                           the Floating Rate for that Calculation
                                                                           Period.

                                                                           The Fixed Amount calculated in respect of any
                                                                           Calculation Period, beginning June 1, 2000
                                                                           shall be equal to the following:
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                                                                           If the Floating Rate for a Calculation Period
                                                                           is equal to or greater than the Trigger Rate,
                                                                           the Fixed Amount shall be zero for that
                                                                           Calculation Period. If the Floating Rate for
                                                                           a Calculation Period is less than the Trigger
                                                                           Rate, the Fixed Amount shall be based on the
                                                                           Fixed Rate for that Calculation Period.

                                 Trigger Rate:                             7.25 % per annum

                  BUSINESS DAYS:                                           London Business Days for rate resets and
                                                                           London and New York Business Days for
                                                                           payments.

                  CALCULATION AGENT:                                       Wachovia Bank, N.A.

                  B.                                                       ACCOUNT DETAILS

                  PAYMENTS TO WACHOVIA:

                                 Payments to Wachovia:                     Wachovia Bank N.A
                                 Fed Routing No.:                          061-000-010
                                 For the Account of:                       Derivatives Settlement
                                 Account Number:                           1880-5813
                                 Attention:                                Susan Lucia

                  PAYMENTS TO COMPANY:

                                 Payments to Company:                      Wachovia Bank. N.A.
                                 Fed Routing No.:                          061-000-010
                                 For the Account of:                       Sea Pines Company, Inc.
                                 Account Number:                           7300-59086
                                 Attention:                                Steve Birdwell

                  C.                                                       OFFICES

                  WACHOVIA BANK N.A:                                       191 Peachtree Street
                                                                           Atlanta. Georgia 30303

                                                                Telephone  (404) 332-6970

                                                                      Fax  (404) 332-6880

                  SEA PINES COMPANY, INC.:                                 P.O. Box 7000
                                                                           Hilton Head Island, SC  29938

                                                                Telephone  (843) 842-1419

                                                                      Fax  (843) 842-1464
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         3.       THE COMPANY HAS CONSULTED, TO THE EXTENT IT HAS DEEMED
                  NECESSARY, WITH ITS LEGAL, TAX AND FINANCIAL ADVISORS
                  REGARDING ITS DECISION TO ENTER INTO THE SWAP TRANSACTION AND
                  HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF, AND HAS OBTAINED
                  ALL REQUESTED INFORMATION FROM, WACHOVIA CONCERNING THE SWAP
                  TRANSACTION. THE COMPANY HAS MADE ITS OWN INDEPENDENT DECISION
                  TO ENTER INTO THE SWAP TRANSACTION BASED UPON ITS OWN
                  JUDGMENT, WITH FULL UNDERSTANDING OF THE ECONOMIC, LEGAL AND
                  OTHER RISKS ASSOCIATED WITH THE SWAP TRANSACTION (WHICH RISKS
                  IT IS WILLING TO ASSUME) AND IS ENTERING INTO THE SWAP
                  TRANSACTION WITHOUT RELYING UPON ANY ADVICE (ORAL OR WRITTEN)
                  OR PROJECTIONS PROVIDED BY WACHOVIA. THE COMPANY UNDERSTANDS
                  THAT WACHOVIA IS RELYING ON THE STATEMENTS MADE BY THE COMPANY
                  IN THIS PARAGRAPH IN ENTERING INTO THE SWAP TRANSACTION.

Please confirm that the foregoing correctly sets out the terms of our agreement by signing a copy of this Confirmation and returning it to us within two Business Days.



               Wachovia Bank, N.A.                Sea Pines Company, Inc.



               By:  /s/ Rafeek Ghafur             By:  /s/ Steven P. Birdwell
                    -----------------                  ----------------------
               Name: Rafeek Ghafur                Name: Steven P. Birdwell
               Title: Vice President              Title: Chief Financial Officer